Exhibit 10.2

CREDIT AGREEMENT

FIRST AMENDMENT

among

WATERS CORPORATION,

VARIOUS LENDERS,

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly known as Bankers Trust Company),

as ADMINISTRATIVE AGENT,

ABN AMRO BANK N.V.,

THE BANK OF NEW YORK,

FLEET NATIONAL BANK,

MELLON BANK, N.A.,

SOCIETE GENERALE,

JPMORGAN CHASE BANK,

CITIZENS BANK OF MASSACHUSETTS,

BARCLAYS BANK PLC,

GOVENOR & COMPANY OF THE BANK OF IRELAND

Dated as of July 25, 2003

FIRST AMENDMENT (this “Amendment”), dated as of July 25, 2003, among Waters Corporation (the “Borrower”), various lending institutions (the “Lenders”) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Administrative Agent (“the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

WITNESSETH:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of February 12, 2002 (as amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions set forth herein, the Lenders wish to amend the Credit Agreement as provided herein; and

NOW, THEREFORE, it is agreed:

1.    Section 9.10 of the Credit Agreement is hereby amended by (i) inserting the text “(a)” immediately after the heading “Business” appearing at the beginning of said Section and (ii) inserting the following new clause (b) at the end of said Section:

“(b)    Notwithstanding the foregoing or anything else in this Agreement to the contrary, from and after the First Amendment Effective Date, LLC2 will not engage in any business or own any significant assets or have any material liabilities, provided that LLC2 may engage in those activities that are incidental to (x) the maintenance of its existence in compliance with applicable law and (y) legal, tax and accounting matters in connection with any of the foregoing activities.”.

2.    Section 9 of the Credit Agreement is hereby amended by inserting the following new Subsection 9.13 at the end thereof:

“9.13.    Special Provisions Relating to LLC2. Notwithstanding the foregoing or anything else in this Agreement to the contrary, from and after the First Amendment Effective Date, in no event shall the Borrower or any of its Subsidiaries (i) make any Investments in LLC2 or (ii) sell, transfer or dispose of any assets to LLC2.”.

3.    The definition of “Domestic Subsidiary” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “other than LLC2” immediately after the text “each Subsidiary of the Borrower” appearing in clause (i) of said definition.

4.    Section 11 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“First Amendment Effective Date” shall have the meaning provided in the First Amendment to this Agreement, dated as of July 25, 2003.

“LLC2” shall mean Waters Finance III (LLC2), a Delaware, limited liability company.

5.    In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the First Amendment Effective Date and (y) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects on the date hereof and on the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (other than those representations or warranties which are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made solely as of such specified date or with respect to such specified period of time).

6.    This Amendment is limited as specified and shall not constitute a modification, acceptance or Amendment of any other provision of the Credit Agreement or any other Credit Document.

7.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

8.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

9.    This Amendment shall become effective as of the date hereof on the date (the “First Amendment Effective Date”) when the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

10.    From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

* * *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

WATERS CORPORATION, as Borrower

By:	/s/ JOHN E. LYNCH
Title: Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), Individually and as Administrative Agent,

By:	/s/ SCOTTEY LINDSEY
Title: Vice President

BANK OF NEW YORK Individually and as Administrative Agent,

By:	/s/ KENNETH P. SNEIDER, JR.
Title: Vice President

FLEET NATIONAL BANK Individually and as Administrative Agent,

By:	/s/ WILLIAM R. ROGERS
Title: Directors

CITIZENS BANK OF MASSACHUSETTS Individually and as Administrative Agent,

By:	/s/ S.F. FOLEY
Title: Vice President

MELLON BANK, N.A. Individually and as Administrative Agent,

By:	/s/ THOMAS J. TARASOVICH, JR.
Title: Assistant Vice President

SOCIETE GENERALE Individually and as Administrative Agent,

By:	/s/ WAYNE HOSANG
Title: Vice President

JP MORGAN CHASE Individually and as Administrative Agent,

By:	/s/ JOHN A. FRANCIS
Title: Vice President

BARCLAYS BANK PLC Individually and as Administrative Agent,

By:	/s/ NICHOLAS BELL
Title: Director

ABN AMRO BANK N.V. Individually and as Administrative Agent,

By:	/s/ NANCY LANZONI
Title: Group Vice President

By:	/s/ CHRISTOPHER PLUMB
Title: Vice President

GOVERNOR & COMPANY OF THE BANK OF IRELAND Individually and as Administrative Agent,

By:	/s/ DARA MALONEY
Title: Deputy Manager

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